UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2021
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

PA	001-39680		23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	Lancaster,	PA	17602
(Address of Principal Executive Offices)			(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2 below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

On November 19, 2021, Fulton Financial Corporation ("Fulton") announced that its Board of Directors declared a special cash dividend of eight cents per share on its common stock. The special cash dividend is payable on December 15, 2021, to shareholders of record as of December 1, 2021.

Fulton also announced that its Board of Directors approved the extension, through March 31, 2022, of its previously announced share repurchase program. In February 2021, Fulton's Board of Directors authorized the repurchase of up to $75 million of Fulton's common stock through December 31, 2021. To date, approximately $29.2 million of Fulton's common stock has been repurchased under the share repurchase program, with a remaining authorization of up to $45.8 million of common stock that may be repurchased under the program through March 31, 2022.

On November 19, 2021, Fulton issued a press release announcing the special cash dividend and the extension of the share repurchase program, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K provided under Item 7.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Fulton under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 19, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021	FULTON FINANCIAL CORPORATION
By: /s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer